EXHIBIT 99.1

PHARMACYCLICS, INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Pharmacyclics, Inc. (the "Company"):

Participant:

Grant Date:

Vesting Commencement Date:

Exercise Price:

Number of Option Shares:

Expiration Date:

Type of Option:

Date Exercisable: Immediately Exercisable

Vesting Schedule: The Option Shares shall be unvested and subject to repurchase by the Company at the Exercise Price paid per share. As Participant remains in Service (as defined in the attached Stock Option Agreement), the Participant shall acquire a vested interest in, and the Company's Repurchase Right will accordingly lapse with respect to, (i) 25% of the Option Shares one (1) year after the Vesting Commencement Date and (ii) the balance of the Option Shares in equal successive monthly installments over each of the next thirty-six (36) months of Service thereafter. In no event will any additional Option Shares vest after the Participant's cessation of Service.

Participant understands and agrees that the Option is granted subject to and in accordance with the terms of the Pharmacyclics, Inc. 2004 Equity Incentive Award Plan (the "Plan"). Participant further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

Participant hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B.

REPURCHASE RIGHTS. THE PARTICIPANT HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION PRIOR TO PARTICIPANT'S VESTING IN SUCH SHARES SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE COMPANY AND ITS ASSIGNS UPON ANY PROPOSED SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE COMPANY'S SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE FORM OF STOCK PURCHASE AGREEMENT OR EXERCISE NOTICE PROVIDED BY THE COMPANY.

No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant's Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

__________________, 20__
Date

PHARMACYCLICS, INC.

By:

Title:

PARTICIPANT

Address:

ATTACHMENTS

Exhibit A - Stock Option Agreement

Exhibit B - Plan Summary and Prospectus

PHARMACYCLICS, INC.

STOCK OPTION AGREEMENT

RECITALS

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, Consultants and members of the Board who provide services to the Company (or any Subsidiary).

B. Participant is to render valuable services to the Company (or a Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of an option to Participant.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

NOW, THEREFORE, it is hereby agreed as follows:

    Grant of Option. The Company hereby grants to Participant, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

    Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

    Limited Transferability. This option shall be neither transferable nor assignable by Participant other than by will or by the laws of descent and distribution following Participant's death and may be exercised, during Participant's lifetime, only by Participant. This option may, in connection with the Participant's estate plan, be assigned in whole or in part during Participant's lifetime to one or more members of the Participant's family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The term applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

    Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

    Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

        Should Participant be terminated from employment or Service for any reason (other than death or Disability) while this option is outstanding, then Participant shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

        Should Participant cease Service by reason of death or Disability, then, in the case of Death, the personal representative of Participant's estate or the person or persons to whom the option is transferred pursuant to Participant's will or in accordance with the laws of descent and distribution, and in the case of Disability, the Participant, shall have the right to exercise this option. Such right shall lapse and this option shall cease to be outstanding from the earlier of (a) the expiration of the twelve (12)-month period measured from the date of Participant's death or Disability or (b) the Expiration date.

        Should Participant cease Service by reason of Disability while this option is outstanding, then Participant shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

        Should Participant's Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

        During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Participant's cessation of Service. However, in the event of the Optionee's cessation of Service, by reason of death or Disability, this Option shall immediately vest in full. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Participant is not vested in the Option Shares at the time of Participant's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

        In the event of a Corporate Transaction or Change in Control, the provisions of Paragraph 6 shall govern the period for which this option is to remain exercisable following Participant's cessation of Service and shall supersede any provisions to the contrary in this paragraph.

    Special Acceleration of Option.

      In the event of any Corporate Transaction or Change in Control, each outstanding option, which is not otherwise vested or remains subject to forfeiture shall automatically accelerate so that each such option shall, immediately prior to the Corporate Transaction or Change in Control become vested and exercisable with regard to fifty percent (50%) of the shares of Common Stock which are at the time subject to such option and unvested and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock, if applicable and fifty percent (50%) of the forfeiture restrictions on such options, if applicable, will lapse. The remaining shares of Common Stock at the time subject to each outstanding option, but not otherwise vested pursuant to the terms of preceding sentence, shall automatically accelerate so that each such option shall, immediately prior to the Corporate Transaction or Change in Control become vested and exercisable with regard to the remaining shares, if applicable, and the forfeiture restrictions shall lapse, provided however, the remaining shares shall not become vested and exercisable on such accelerated basis and the remaining forfeiture restrictions will not lapse, if and to the extent, such option is assumed or substituted by the successor corporation. In the event the Participant's service is terminated by reason of Involuntary Termination, within twelve (12) months following a Corporate Transaction or Change in Control in which a portion of such option was assumed or substituted, the shares subject to such option shall thereupon vest in full and, if applicable, the remaining forfeiture restrictions shall lapse. Any options so accelerated shall remain exercisable for fully-vested shares, if applicable, until the earlier of (i) the expiration of their term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

      Immediately following the Corporate Transaction, this option, to the extent not previously exercised, shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

      If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Participant in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

      This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

    Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

    Manner of Exercising Option.

      In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Participant (or any other person or persons exercising the option) must take the following actions:

        Execute and deliver to the Company a Notice of Exercise for the Option Shares for which the option is exercised.

        Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

          cash or check made payable to the Company;

          a promissory note payable to the Company, but only to the extent authorized by the Committee in accordance with Paragraph 13;

          shares of Common Stock held by Participant (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

          through a special sale and remittance procedure pursuant to which Participant (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (a) to a Company- designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

        Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Company in connection with the option exercise.

        Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Participant) have the right to exercise this option.

        Make appropriate arrangements with the Company (or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

      As soon as practical after the Exercise Date, the Company shall issue to or on behalf of Participant (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

      In no event may this option be exercised for any fractional shares.

    Compliance with Laws and Regulations.

      The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

      The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

    Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Participant, Participant's assigns and the legal representatives, heirs and legatees of Participant's estate.

    Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated below Participant's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

    Financing. The Committee may, in its absolute discretion and without any obligation to do so, permit Participant to pay the Exercise Price for the purchased Option Shares by delivering a promissory note. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Committee in its sole discretion.

    Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

    Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

    Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

  EXHIBIT I

  NOTICE OF EXERCISE

  I hereby notify Pharmacyclics, Inc. (the "Company") that I elect to purchase            shares of the Company's Common Stock (the "Purchased Shares") at the option exercise price of $            per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Company's 2004 Equity Incentive Award Plan on               ;       , 200   .

  Concurrently with the delivery of this Exercise Notice to the Company, I shall hereby pay to the Company the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Company (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

  ____________________, _______
  Date

Participant

Address:

Print name in exact manner it is to appear on the stock certificate:

Address to which certificate is to be sent, if different from address above:

Social Security Number:

  APPENDIX

  The following definitions shall be in effect under the Agreement:

            Agreement shall mean this Stock Option Agreement.

            Board shall mean the Board of Directors of the Company.

            Change in Control shall mean a change in ownership or control of the Company effected through either of the following transactions:

              the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept, or a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (1) have been Board members continuously since the beginning of such period or (2) have been elected or nominated for election as Board members described in clause (1) who were still in office at the time the Board approved such election or nomination.

            Code shall mean the Internal Revenue Code of 1986, as amended.

            Committee shall mean the Compensation Committee of the Board described in Article 12 of the Plan. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

            Common Stock shall mean the Company's common stock.

            Company shall mean Pharmacyclics, Inc., a Delaware corporation.

            Consultant shall mean any consultant or adviser if:

              The consultant or adviser renders bona fide services to the Company;

              The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

              The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

            Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Company is a party:

              a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

            Disability shall mean that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

            Employee shall mean any officer or other employee (as defined in accordance with Section 3401 (c) of the Code) of the Company or any Subsidiary.

            Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

            Exercise Price shall mean the exercise price per share as specified in the Grant Notice.

            Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

            Fair Market Value means, as of any given date, the fair market value of a share of Stock on such date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be the closing price for a share of Stock as reported on the Nasdaq National Market (or on any national securities exchange on which the Stock is then listed) for such date or, if no such price is reported for that date, the closing price on the next preceding date for which such price was reported.

            Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

            Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Participant has been informed of the basic terms of the option evidenced hereby.

            Involuntary Termination shall mean the termination of Participant's service by reason of:

              Participant's involuntary dismissal or discharge by the Company for reasons other than for Misconduct, or

              Participant's voluntary resignation following (A) a reduction in Participant's level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based incentive programs) by more than ten percent (10%) or (B) a relocation of the Participant's place of employment by more than forty (40) miles, provided and only if such change, reduction or relocation is effected by the Company without Participant's consent.

            Misconduct shall mean the termination of Participant's Service by reason of Participant's commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by Participant of confidential information or trade secrets of the Company (or any parent or Subsidiary), or any other intentional misconduct by Participant adversely affecting the business or affairs of the Company (or any parent or Subsidiary) in a material manner.

            Notice of Exercise shall mean the notice of exercise in the form attached hereto as Exhibit I.

            Option shall mean a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods.

            Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

            Parent shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            Participant shall mean a person who, as a member of the Board, Consultant or Employee, has been granted an Option (for purposes of this Agreement only) pursuant to the Plan.

            Plan shall mean the Company's 2004 Equity Incentive Award Plan.

            Service shall mean the Participant's performance of services for the Company (or any Subsidiary) in the capacity of an Employee, a Non-Employee Director or a Consultant.

            Stock shall mean the common stock of the Company, par value $0.0001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11 of the Plan.

            Subsidiary shall mean any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company